Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 14 - Subsequent Events

Management has considered subsequent events through August 21, 2020, which was the date these consolidated financial statements were issued.

On July 24, 2020, the Company issued an aggregate of 300,000 Class A ordinary shares, represented by ADSs to PAAC's prior directors and officers in an amount of approximately $60,000, which were granted in 2019 and fully earned upon Business Combination.

On August 1, 2020, the Company entered into a securities purchase agreement (the "Securities Purchase Agreement") with certain investors (the "Investors"), pursuant to which, the Investors have committed to purchase from the Company, and the Company agreed to issue ADSs at US$3.00 per ADS for an aggregate purchase price of US$3 million, with an option for an additional US$1 million. The Company also agreed to issue to the Investors (i) upon each closing additional ADSs will be issued as an origination fee, the aggregate amount of which will be 200,000 ADSs, and (ii) additional ADSs as compensation to the Investors should the trading price of the Company's ADSs decrease below US$3.00 for certain periods as set forth in the Securities Purchase Agreement. In connection with the Investors' purchase of Company's ADSs, the Company further agreed to issue to the Investors warrants to purchase our ADS at US$3.00 per ADS. Such warrants shall be exercisable for a period of three years from the issuance date. On August 3, 2020, the first tranche of $1 million was closed in exchange for issuance of an aggregate of 333,334 ADSs. In addition, an aggregate of 50,000 ADSs were issued as origination fee.